United States Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 9, 1997

                      ENVIRONMENTAL CHEMICALS GROUP, INC.
                     (Exact name of registrant its charter)


     Delaware                      33-18315-A                      65-0035784
(State or Other Jurisdiction  (Commission File Number)        (I.R.S. Employer
of Incorporation)                                            Identification No.)

 P.O. Box 1277, Andrews, Texas               79714
(Address of Principle  Executive Offices) (Zip  Code)

Registrants  telephone number,  including area code: (915)  524-6232

Former Name or Former Address, If Changed  Since Last Report:  Not  Applicable

Report  on Form 8-K, June 9, 1997 Page 1





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Item 4.   Changes in Registran's Certifying Accountant

     (i) On June 4, 1997, the Copany received notice that its former independent accountant, S.W. Hatfield & Associates, resigned as independent accountants from the company by way of the attached letter of resignation (Exhibit A).

     (ii)  The  former   accountants   are  fully  aware  of  the  problems  and
           indebtedness created by the Company's former management and the disputes arising thereof.

     (iii) The resignation of the former accountant is not approved by the Board of Directors. The Company is currently seeking, with all due diligence, an independent accountant in which the Company finds suitable to replace the former accountant.

     (iv) In connection with the audits of the Company's financial statements for the most recent fiscal year, there were no disagreements with the former accountant on any matter of accounting principle or practices, financial statement disclosures, or auditing scope or procedure. During th esubsequent interim period up to May 27, 1997, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

     (v) As described in the accountant's May 27, 1997 letter (Exhibit A), the former accountants concerns rest upon indebtedness of the Company, to the accountants, resultant of management practices by the previous directors of the Company. The current directors of the Company view this resignation as a hostile action toward the Company with the intention of hindering the reorganization of the Company.

Item 7.    Financial Statements and Exhibits

           Exhibit A:  Former accountant's letter of resignation.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this reprt to be signed on its behalf by the undersigned hereunto july authorized.

Registrant:  Environmental Chemicals Group, Inc             June 9, 1997


/s/Dan W. Snow                                          /s/Billy Smartt
-------------------------                              -------------------------
Dan W. Snow                                            Billy Smartt
Chief Executive Officer/Director                       President/Director









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                                    Exibit A

                                  May 27, 1997




Board of Directors
ENVIRONMENTAL CHEMICALS GROUP, INC.
P.O. Box 1277
Andrews, TX  79714-1277

Gentlemen:

Please be advised that Environmental Chemicals Group, Inc. (Company) currently has amounts owed S.W. Hatfield + Associates (Firm) which are in excess of one
(1) year old. Your unwillingness to professionally conduct your business affairs has created a situation whereby this Firm is no longer independent with respect to your Company and the Company's financial statements.

Accordingly, we hereby resign as the Company's independent certified public accountants and will refer these amounts due for collection.

Additionally, this is to confirm that the client-auditor relationship between Environmental Chmicals Group, Inc. and S.W. Hatfield + Associates has ceased.

Sincerely,

/s/S.W. Hatfield + Associates

S.W. Hatfield + Associates

cc:  Office of the Chief Accountant
     SECPS Letter File
     Securities and Exchange Commission
     Mail Stop 9-5
     450 Fifth Street, NW
     Washington, DC  20549